EXHIBIT 99.6

[UBS Investment Bank LOGO]
ARM Summary
Group 3; .
================================================================================

Summary
Total Balance: $77,992,680.00
Avg Loan Balance: $320,957.53
WA Gross Rate: 5.766%
WA Net Rate: 5.415%
WA FICO: 709
WA LTV: 76
WA Rem Term: 358
WA Months to Reset: 34
As of Date: 2005-06-01
WA Gross Margin: 2.556%
WA First Periodic Cap: 3.3%
WA Max Rate: 11.69%
IO%: 87%
Cal %: 42%


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Principal Balance          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00               6      449,894        0.58      6.582        6.225        692      75.45      85.13     26.71
$100,000.01 - $150,000.00             34    4,347,214        5.57      5.927        5.544        710      76.20      85.59     36.08
$150,000.01 - $200,000.00             34    5,954,265        7.63      5.954        5.569        692      75.90      81.79     50.23
$200,000.01 - $250,000.00             30    6,664,338        8.54      6.074        5.733        712      79.31      93.73     32.98
$250,000.01 - $300,000.00             22    6,187,917        7.93      5.635        5.282        699      76.51      84.14     26.38
$300,000.01 - $359,699.00             42   14,057,813       18.02      5.772        5.412        706      77.33      90.66     35.89
$359,699.01 - $600,000.00             63   28,973,550       37.15      5.730        5.388        714      78.26      88.37     48.14
$600,000.01 - $800,000.00              7    5,194,600        6.66      5.634        5.295        712      74.83      83.45     43.74
$800,000.01 - $1,000,000.00            2    1,869,679        2.40      4.750        4.500        775      62.65      71.24     53.49
$1,000,000.01 - $1,250,000.00          1    1,117,500        1.43      5.500        5.125        732      75.00      75.00      0.00
$1,250,000.01 - $1,500,000.00          1    1,495,910        1.92      6.500        6.125        683      68.18      68.18      0.00
$1,500,000.01 - $1,750,000.00          1    1,680,000        2.15      5.375        5.000        679      60.00      60.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $55,360.00
Maximum: $1,680,000.00
Average: $320,957.53
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Servicers                     Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Cuna Mutual Mortgage Corp              1      168,738        0.22      4.750        4.375        713      90.00      90.00    100.00
GMAC Mortgage                         59   18,815,327       24.12      5.931        5.544        722      76.25      86.33     47.34
Greenpoint                            13    3,530,110        4.53      6.448        6.198        700      79.04      95.38      1.84
Indymac                              139   42,403,579       54.37      5.943        5.568        701      76.34      85.94     22.92
National City Mortgage                31   13,074,926       16.76      4.784        4.534        719      76.51      84.93     91.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 3; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Originators                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Greenpoint Mortgage Corporation       13    3,530,110        4.53      6.448        6.198        700      79.04      95.38      1.84
Indymac                              139   42,403,579       54.37      5.943        5.568        701      76.34      85.94     22.92
Market Street                          2      511,500        0.66      5.243        4.868        759      62.03      69.38    100.00
Mortgage IT                           25    8,070,660       10.35      5.882        5.507        738      78.13      92.92     41.39
Nat City Mortgage                     31   13,074,926       16.76      4.784        4.534        719      76.51      84.93     91.13
Southstar                             16    5,273,196        6.76      5.518        5.130        726      76.62      84.81     86.57
UBS Conduit                           17    5,128,709        6.58      6.462        6.058        688      74.79      79.33     12.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Gross Rate                 Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.501% - 4.000%                        1      136,000        0.17      4.000        3.625        761      80.00      90.00    100.00
4.001% - 4.500%                        7    3,183,216        4.08      4.379        4.117        733      79.54      92.52     90.83
4.501% - 5.000%                       27   10,761,127       13.80      4.812        4.530        722      72.31      78.96     84.72
5.001% - 5.500%                       43   15,591,861       19.99      5.358        4.998        720      74.63      83.26     48.60
5.501% - 6.000%                       72   21,150,448       27.12      5.851        5.468        708      77.54      89.23     34.44
6.001% - 6.500%                       67   20,349,629       26.09      6.328        5.971        697      77.73      87.94     14.19
6.501% - 7.000%                       18    4,846,700        6.21      6.714        6.354        688      79.21      89.97     15.52
7.001% or more                         8    1,973,700        2.53      7.524        7.149        705      78.38      82.83      6.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 8.500%
Weighted Average: 5.766%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Gross Margin                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                       95   31,780,594       40.75      5.464        5.151        721      76.90      87.79     64.35
2.501% - 2.750%                      143   44,784,595       57.42      5.949        5.575        701      76.11      85.29     22.65
3.001% - 3.250%                        4    1,246,491        1.60      6.886        6.511        692      77.50      83.32      0.00
3.251% - 3.500%                        1      181,000        0.23      5.875        4.680        713      93.54      93.54    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.500%
Weighted Average: 2.556%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 3; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Net Rate                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.501% - 4.000%                        3      875,950        1.12      4.106        3.795        750      78.33      87.55     66.69
4.001% - 4.500%                       22    9,483,884       12.16      4.678        4.402        728      72.78      80.86     87.20
4.501% - 5.000%                       39   13,546,516       17.37      5.189        4.840        717      74.52      83.02     65.64
5.001% - 5.500%                       64   20,165,621       25.86      5.694        5.323        705      76.49      85.85     37.70
5.501% - 6.000%                       66   19,270,314       24.71      6.151        5.780        711      78.49      91.26     22.74
6.001% - 6.500%                       40   12,485,445       16.01      6.561        6.216        689      78.01      87.71      7.34
6.501% - 7.000%                        5      830,950        1.07      7.149        6.774        671      76.86      79.89      0.00
7.001% or more                         4    1,334,000        1.71      7.683        7.308        716      78.85      83.53      9.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 8.125%
Weighted Average: 5.415%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Amortization Type                  Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                        207   67,778,603       86.90      5.750        5.397        710      76.91      87.75     41.50
Fully Amortizing                      36   10,214,077       13.10      5.877        5.535        704      73.78      76.69     25.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Remaining Months to maturity       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
351 - 355                             16    5,341,293        6.85      5.289        4.976        717      73.77      79.40     49.25
356 - 360                            227   72,651,387       93.15      5.801        5.447        709      76.70      86.81     38.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 351
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Seasoning                          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                  22    6,377,612        8.18      6.062        5.687        709      77.68      91.28      7.36
1 - 6                                214   69,208,898       88.74      5.768        5.418        709      76.43      86.22     41.99
7 - 12                                 7    2,406,170        3.09      4.935        4.605        727      75.43      75.43     51.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 3; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Index for loans                    Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                             103   31,468,068       40.35      5.896        5.522        702      76.53      86.10     23.28
1 YR LIBOR                            30   12,818,558       16.44      4.782        4.532        719      76.44      84.73     90.95
6 MO LIBOR                           110   33,706,053       43.22      6.019        5.651        713      76.48      87.08     34.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Months to Roll                     Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
25 - 36                              243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-06-01
Minimum: 27
Maximum: 36
Weighted Average: 34
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
First Adjustment Cap               Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000%                                34   13,755,164       17.64      4.801        4.545        721      76.14      84.42     91.57
3.000%                               156   47,611,551       61.05      6.008        5.630        700      76.14      85.27     21.44
4.000%                                15    5,025,196        6.44      5.451        5.063        724      76.45      84.21     90.85
5.000%                                13    3,530,110        4.53      6.448        6.198        700      79.04      95.38      1.84
6.000%                                25    8,070,660       10.35      5.882        5.507        738      78.13      92.92     41.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 3.289%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 3; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Lifetime Maximum Rate              Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                       3      996,000        1.28      4.756        4.381        737      56.27      57.63    100.00
10.001% - 10.500%                     15    5,520,036        7.08      4.791        4.482        736      79.73      92.48     94.71
10.501% - 11.000%                     31   11,910,503       15.27      4.983        4.673        718      75.73      82.57     82.33
11.001% - 11.500%                     36   13,643,259       17.49      5.391        5.034        714      73.71      81.45     38.41
11.501% - 12.000%                     67   19,389,072       24.86      5.865        5.492        709      76.90      89.34     29.58
12.001% or more                       91   26,533,811       34.02      6.480        6.121        697      78.07      88.04     14.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.875%
Maximum: 14.500%
Weighted Average: 11.691%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution by IO only terms      Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                     36   10,214,077       13.10      5.877        5.535        704      73.78      76.69     25.90
36                                   173   58,011,347       74.38      5.735        5.383        709      76.91      87.92     39.32
60                                     2      231,000        0.30      5.865        5.490        749      64.59      64.59      0.00
120                                   32    9,536,256       12.23      5.836        5.482        716      77.16      87.25     55.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original Prepayment Penalty Term   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                     72   25,831,373       33.12      5.360        5.059        722      77.38      88.65     68.12
6                                      2    1,804,660        2.31      6.521        6.146        688      67.64      71.91     17.11
24                                     5    2,037,015        2.61      5.947        5.572        726      70.18      79.46     29.65
36                                   161   46,973,632       60.23      5.962        5.586        701      76.58      86.10     24.23
60                                     3    1,346,000        1.73      5.460        5.085        759      78.01      78.01     65.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 3; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original LTV                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         7    1,547,800        1.98      5.398        5.023        696      43.28      43.28     52.33
50.01% - 55.00%                        4      934,082        1.20      5.227        4.852        733      52.71      52.71     34.63
55.01% - 60.00%                        3    2,045,306        2.62      5.357        4.994        685      59.57      59.57     17.86
60.01% - 65.00%                       12    5,547,429        7.11      5.318        4.996        710      62.57      69.18     42.14
65.01% - 70.00%                       16    5,166,298        6.62      6.045        5.678        706      68.92      69.37     13.45
70.01% - 75.00%                       14    5,276,529        6.77      5.860        5.504        693      74.07      76.01     16.88
75.01% - 80.00%                      169   53,595,690       68.72      5.806        5.460        713      79.90      93.25     41.77
80.01% - 85.00%                        4      743,221        0.95      5.862        5.527        741      84.77      84.77     54.31
85.01% - 90.00%                        8    1,559,816        2.00      5.946        5.538        702      89.40      89.40     69.91
90.01% - 95.00%                        6    1,576,508        2.02      5.743        5.301        676      94.80      94.80     93.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 40.00
Maximum: 95.00
Weighted Average: 76.50
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Combined LTV                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         7    1,547,800        1.98      5.398        5.023        696      43.28      43.28     52.33
50.01% - 55.00%                        4      934,082        1.20      5.227        4.852        733      52.71      52.71     34.63
55.01% - 60.00%                        3    2,045,306        2.62      5.357        4.994        685      59.57      59.57     17.86
60.01% - 65.00%                        8    2,972,679        3.81      5.246        4.907        716      63.32      63.32     17.26
65.01% - 70.00%                       15    5,051,121        6.48      6.037        5.671        705      68.90      68.90     13.76
70.01% - 75.00%                       13    5,479,279        7.03      5.719        5.363        688      71.07      73.43     23.58
75.01% - 80.00%                       36   12,799,084       16.41      5.819        5.487        714      78.08      79.52     44.19
80.01% - 85.00%                        6    1,133,721        1.45      5.669        5.320        735      82.51      84.38     45.70
85.01% - 90.00%                       30    9,935,866       12.74      6.096        5.726        695      80.52      89.67     36.45
90.01% - 95.00%                       30    9,974,412       12.79      5.178        4.869        704      82.34      94.65     74.68
95.01% - 100.00%                      91   26,119,330       33.49      5.934        5.570        720      79.95      99.76     36.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 40.00
Maximum: 100.00
Weighted Average: 86.30
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
Geographical                          of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution (Top 5)               Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                            82   32,801,651       42.06      5.812        5.455        712      75.38      86.98     30.93
Florida                               36    9,167,088       11.75      6.013        5.642        710      77.07      84.89     35.02
New York                               8    3,875,000        4.97      6.179        5.822        692      75.00      80.50     13.40
Nevada                                13    3,375,684        4.33      5.983        5.618        699      82.49      90.16     47.32
Arizona                               15    3,299,679        4.23      6.032        5.657        700      78.57      89.91     44.12
Other                                 89   25,473,578       32.66      5.493        5.162        710      76.90      85.84     54.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 3; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
California loan breakdown          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                              24    9,749,545       12.50      5.864        5.513        724      77.27      90.95     51.52
South CA                              58   23,052,106       29.56      5.790        5.431        707      74.58      85.30     22.23
States Not CA                        161   45,191,029       57.94      5.733        5.386        707      77.31      85.81     45.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Top 10 Zip Codes                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
92127                                  1    1,680,000        2.15      5.375        5.000        679      60.00      60.00      0.00
11963                                  1    1,495,910        1.92      6.500        6.125        683      68.18      68.18      0.00
92657                                  1    1,117,500        1.43      5.500        5.125        732      75.00      75.00      0.00
80134                                  1    1,000,000        1.28      4.750        4.500        765      60.61      76.67    100.00
33301                                  2      957,872        1.23      6.098        5.723        679      66.30      78.79     21.70
95116                                  2      924,000        1.18      5.479        5.170        687      80.00      95.15     52.81
95076                                  2      916,000        1.17      6.338        5.963        700      80.00      99.56      0.00
32548                                  2      886,000        1.14      5.310        4.935        786      80.00      80.00    100.00
20603                                  2      884,200        1.13      4.433        4.183        719      79.99      94.99    100.00
78703                                  1      869,679        1.12      4.750        4.500        787      65.00      65.00      0.00
Other                                228   67,261,519       86.24      5.807        5.454        708      77.46      87.74     40.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
FICO Scores                        Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
600 or less or Not Available           1      384,000        0.49      5.500        5.125          0      80.00      80.00    100.00
621 - 640                             17    5,224,339        6.70      6.005        5.639        631      75.65      80.21     46.37
641 - 660                             20    6,436,507        8.25      5.998        5.655        651      73.31      80.33     27.62
661 - 680                             42   13,096,941       16.79      5.785        5.443        671      75.53      84.35     29.77
681 - 700                             36   10,979,439       14.08      5.808        5.452        689      77.68      87.15     43.84
701 - 720                             35   10,604,257       13.60      5.843        5.490        712      78.30      92.09     35.47
721 - 740                             30    9,591,797       12.30      5.821        5.462        730      78.92      89.75     34.38
741 - 760                             23    7,584,744        9.72      5.945        5.569        750      75.90      85.40     40.54
761 or more                           39   14,090,656       18.07      5.337        5.004        778      75.46      86.39     52.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 621
Maximum: 806
Weighted Average: 709
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 3; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Mortgage Properties                Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Townhouse                              1      190,400        0.24      6.375        6.000        666      80.00      80.00      0.00
Condominium                           31    7,122,425        9.13      5.896        5.535        718      78.37      86.94     42.29
PUD                                   71   23,881,937       30.62      5.487        5.163        712      76.65      88.23     54.08
Single Family                        133   43,892,046       56.28      5.856        5.494        704      76.11      85.41     32.41
Two- to Four Family                    7    2,905,872        3.73      6.341        5.966        737      76.29      82.82     21.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Occupancy types                    Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                              30    7,023,071        9.00      6.401        6.026        726      74.94      75.65     18.47
Primary                              202   68,051,182       87.25      5.704        5.355        706      76.44      87.55     41.11
Secondary                             11    2,918,427        3.74      5.692        5.336        733      81.50      82.70     51.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Purpose                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                             150   47,348,951       60.71      5.799        5.449        718      79.82      93.06     40.28
Cash Out Refinance                    60   18,866,218       24.19      5.919        5.561        692      71.84      75.23     30.31
Rate/Term Refinance                   33   11,777,511       15.10      5.390        5.047        701      70.60      76.86     50.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Document Type                      Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Full                                  96   30,775,483       39.46      5.331        4.998        716      77.62      88.18    100.00
No Doc                                16    3,912,743        5.02      6.392        6.017        717      71.41      72.00      0.00
No Ratio                               6    1,227,872        1.57      6.220        5.919        684      68.29      75.77      0.00
Reduced                              112   37,825,760       48.50      6.021        5.659        702      76.13      85.61      0.00
Stated Doc                            13    4,250,822        5.45      5.940        5.565        728      78.74      95.11      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               243   77,992,680      100.00      5.766        5.415        709      76.50      86.30     39.46
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------